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Your Amazon.com Advantage application reads as follows:

Organization name and login:

Name: Parallax Entertainment, Inc.
Login: parallax
Password: gk7272
*** Make sure to remember you password, you will need it to access your account.

Contact Information:

Bill Kepler
14110 N. Dallas Parkway; Ste. 130
Dallas
TX
75240

Tel: 9727269203

E-mail: bk@parallaxrecords.com

Payee Information:

Parallax Entertainment, Inc.
14110 N. Dallas Parkway; Ste. 130
Dallas
TX
75240

Tel: 9727269203

E-mail: bk@parallaxrecords.com

Website Name and URL:

Parallax Records
http://www.parallaxrecords.com
------------------------------


---------------------
The following are summaries of the information on your titles' catalog pages. Please check to ensure the title, ISBN/UPC, pricing are correct:

Music
UPC: 718765970123
Title: Hellafied Funk Crew
Artist/band: Hellafied Funk Crew
Label: Parallax Records
Street date: 12/01/1997
Original release date: 11/14/1997
Explicit lyrics: yes
Relationship to the item: Label
Number of Discs: 1
Tracks:
1. Track 1 HFC
2. Track 2 One Track Mind
3. Track 3 We Gotta Stop This
4. Track 4 Can You Funk
5. Track 5 Trip Song (One Will Make Ya Crazy)
6. Track 6 Spinnin'
7. Track 7 Getten' 'Em Up
8. Track 8 Definitions
9. Track 9 Can't Get Past The Hate
10.Track 10 Burn M.F.
Description:
The self-titled debut release by this highly touted funk quintet is a diverse compil.
Artist biography:
Hellafied Funk Crew's life began in the Summer of 1993 when Charles Treadwell, a California native and veteran rapper, began a mission. His vision and dream was to combine Hip-Hop with the heaviest grooves in music to develop the sound of a Black Sabbath and Parliament Funkadelic collaboration. The dream became a reality in the MIle High City when a diverse group of talented musicians collided in Denver to form HFC. Their combined talents melded together in a solid sound that could only be described as Hellafied Funk. After only four live shows and with no practice behind them, HFC claimed the coveted title "Best New Band in Denver" at the Granny Awards, the largest venue for recognition in the local Colorado music scene. HFC's solid crew of five members fulfills the bands reputation not only as entertaining crowd pleasers, but also as very dangerous to major national acts. HFC is a tough act to follow for performers and a blast to watch for audiences. The intense experience of a live HFC show is so infectous, you have to join the party. You see, hear, and feel the never ending energy of their stage presence. In addition to the musicians' obvious talent and energy, HFC is very charismatic. Come see a show or just pop in the CD, press the play button, sit back, and let the insane sounds pull you into their world of Hellafied Funk.

Band members: Charles Treadwell - Vocals
Ryan Pyffer - Vocals
Bob Kakaha - Bass Guitar
Tsuyoshi Suzuki - Lead Guitar
Chris Antonopolous - Drums
Review:
HFC's sound is as much influenced by Parliament-Funkadelic as it is by Black Sabbath

Chad Huffman

Hellafied Funk Crew -- Review
Blood,  thunder,  broken bones.  Lots of attitude.  If Ministry and Insane Clown
Posse

CD World
Style 1: Rap & Hip-Hop
Style 2: Rock
Suggested Retail Price: $12.99
Amazon.com will pay you $5.85 for each copy sold.

Music
UPC: 718765111014
Title: Pawn Shop From Heaven
Artist/band: Junky Southern
Label: Parallax Records
Street date: 08/26/1996
Original release date: 08/26/1996
Relationship to the item: Label
Number of Discs: 1
Tracks:
1. Track 1 All Things Manifest
2. Track 2 True Love
3. Track 3 Pawn Shop From Heaven
4. Track 4 Untitled
5. Track 5 Whisper Religion
6. Track 6 Hurts So Bad
7. Track 7 Paradise Lost
8. Track 8 Girl of Our Pictures
9. Track 9 Cry Like a Baby
10.Track 10 Portable Idiot Man
11.Track 11 Mr. Angry Song
12.Track 12 Siegessaule
Description:
Junky Southern the Dallas-based band with the critically acclaimed release, Pawn Shop From Heaven.
Artist biography:
Junky Southern the Dallas-based band with the critically acclaimed release, Pawn Shop From Heaven.
Band members: Reed Easterwood -- Vocals, Guitar, Pedalsteel
Doug Neil -- Guitar
Dave Monsey -- Bass, Tambourine
Gerald Iragorri -- Drums

Review:
Dallas Observer -- Best Local Album
Junk Southern -- Pawn Shop From Heaven

Reed Easterwood is one of Dallas' most under-appreciated musical artists, a point

Matt Weitz
Style 1: New Age
Style 2: Alternative
Suggested Retail Price: $12.99
Amazon.com will pay you $5.85 for each copy sold.

Music
UPC: 718765990121
Title: rimshotcancercough
Artist/band: Novachrome
Label: Parallax Records
Street date: 03/16/1999
Original release date: 04/01/1999
Relationship to the item: Label
Number of Discs: 1
Tracks:
1. Track 1 Sunshine Girl With Vertigo and Butterflies
2. Track 2 Crayons
3. Track 3 Gravity
4. Track 4 Downers
5. Track 5 My Special Pill
6. Track 6 Luv Ballad
7. Track 7 Decay
8. Track 8 Razorblade
9. Track 9 Genocide-A-Go-Go
10.Track 10 Mercury Ultrasound
11.Track 11 Coffee
Description:
Art Punk is a good way to describe Novachrome's debut album rimshotcancercough. Band members: Johnny Hawkins -- Vocals, Bass Guitar
Craig Reeves -- Guitar
Jim King -- Drums
Style 1: Alternative
Style 2: Rock
Suggested Retail Price: $12.99
Amazon.com will pay you $5.85 for each copy sold.

Music
UPC: 750458001127
Title: Psychromatic
Artist/band: Lead
Label: Parallax Records
Street date: 06/06/1996
Original release date: 06/06/1996
Relationship to the item: Label
Number of Discs: 1
Tracks:
1. Track 1 Orange Sunshine
2. Track 2 Semi-Automatic
3. Track 3 Black Mercedes
4. Track 4 She's Dead
5. Track 5 What I Need
6. Track 6 Super Sonic
7. Track 7 Speed
8. Track 8 Zero
9. Track 9 Falling Down
10.Track 10 Fade Away
11.Track 11 Iridescent

Description:
Hard-hitting, aggressive melodies form songs like Orange Sunshine and Black Mercedes
Artist biography:
Lead--Sonic Revolutionaries--the only way to describe this innovative quinted of Band members: Stanley Ray Abbott -- Vocals
Ray Laronde -- Lead Guitar
James Renfrew -- Rhythm Guitar
Bobby Sefano -- Bass Guitar
Brent Hensley -- Drums
Style 1: Alternative
Style 2: Rock
Suggested Retail Price: $12.99
Amazon.com will pay you $5.85 for each copy sold.

---------------

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